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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------


                                 EXHIBIT 10.2(u)


                                    FORM 10-Q



                              CITATION CORPORATION



For the second quarter ended March 30, 1997          Commission File no. 0-24492


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                          AMENDMENT TO CREDIT AGREEMENT
                            AND OTHER LOAN DOCUMENTS


     THIS AMENDMENT TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS, dated as of April 2, 1997 (this "Amendment"), is by and among CITATION CORPORATION, a Delaware corporation ("Citation"), CITATION AUTOMOTIVE SALES CORP., a Michigan corporation, MANSFIELD FOUNDRY CORPORATION, an Ohio corporation formerly named MFC Acquisition Corporation, IROQUOIS FOUNDRY CORPORATION, a Wisconsin corporation formerly named Iroquois Acquisition Corporation, OBERDORFER INDUSTRIES CORP., a New York corporation formerly named OBI Acquisition Corp., BERLIN FOUNDRY CORPORATION, a Wisconsin corporation, CASTWELL PRODUCTS, INC., an Illinois corporation, TEXAS STEEL CORPORATION, a Texas corporation formerly named TSC Acquisition Corporation, HI-TECH, INC., an Indiana corporation formerly named HTC Acquisition Corporation, SOUTHERN ALUMINUM CASTINGS COMPANY, an Alabama corporation, BOHN ALUMINUM, INC., an Indiana corporation formerly named BAC Acquisition Corporation, TSC TEXAS CORPORATION, a Delaware corporation, TEXAS FOUNDRIES, LTD., a Texas limited partnership, MABRY FOUNDRY COMPANY, LTD., a Texas limited partnership, CITATION CASTINGS, INC., an Alabama corporation, INTERSTATE FORGING INDUSTRIES, INC., a Wisconsin corporation, INTERSTATE SOUTHWEST, LTD, a Texas limited partnership, and ISW TEXAS CORPORATION, a Delaware corporation (together with Citation, collectively the "Borrowers" and individually a "Borrower"), the BANKS (other than First Chicago) identified on the signature pages hereof (collectively the "Original Banks" and individually an "Original Bank"), SOUTHTRUST BANK OF ALABAMA, NATIONAL ASSOCIATION, a national banking association, as collateral agent (in such capacity, the "Collateral Agent"), NBD BANK, a Michigan banking corporation ("NBD"), as the exiting Bank and exiting Swing Line Bank and the resigning Administrative Agent, and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("First Chicago"), as the new Bank and new Swing Line Bank and the new Administrative Agent for the Banks.

                                   WITNESSETH:

     WHEREAS, the Borrowers, the Original Banks, the Collateral Agent and NBD, as Administrative Agent, are parties to that certain Credit Agreement, dated as of July 1, 1996, as amended (as so amended, the "Agreement");

     WHEREAS, NBD desires to assign to First Chicago, and to be released from, all of its rights and obligations as a Bank and as the Swing Line Bank under the Agreement and all other documents executed and delivered in connection with the Agreement (collectively, the "Loan Documents");


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     WHEREAS, NBD further desires to resign as Administrative Agent under the
Agreement and all other Loan Documents and First Chicago desires to replace NBD as Administrative Agent thereunder; and

     WHEREAS, the parties hereto desire to amend the Agreement and all other Loan Documents in certain other respects as hereinafter set forth so as to take account of the foregoing;

     NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Agreement.

     2.    AMENDMENTS TO THE AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     2.1 Effective as of the Amendment Effective Date (as hereinafter defined), NBD shall hereby sell and assign to First Chicago, and First Chicago shall hereby purchase and assume from NBD, all of NBD's rights and obligations under the Agreement and the other Loan Documents, whereupon (i) NBD shall cease to be a Bank or the Swing Line Bank under the Agreement and all other Loan Documents and shall, except as provided in Section 2.12 of this Amendment, relinquish its rights and shall be released from its obligations under the Agreement and the other Loan Documents, and (ii) First Chicago shall for all purposes be a Bank and the Swing Line Bank party to the Agreement and each other Loan Document executed by the Original Banks and shall have all of the rights and obligations of a Bank and the Swing Line Bank under the Agreement and the other Loan Documents. This Amendment shall be deemed to satisfy all the requirements of Section 9.6 of the Agreement with respect to such assignment from NBD to First Chicago.

     2.2 Effective as of the Amendment Effective Date, (i) NBD shall resign as Administrative Agent under the Agreement and the other Loan Documents and First Chicago shall replace NBD as Administrative Agent under the Agreement and the other Loan Documents, and (ii) except as contemplated by Section 7.9 of the Agreement and provided in Section 2.12 of this Amendment, NBD shall have no further rights or obligations as Administrative Agent under the Agreement or any other Loan Document. In furtherance of the foregoing, for all purposes of
Section 7.9 of the Agreement, effective as of the Amendment Effective Date, NBD shall be deemed to have resigned as Administrative Agent and First Chicago shall be deemed to be the successor Administrative Agent appointed by all the Original Banks, and this Amendment shall constitute (i) the notice of such resignation to be provided by NBD as Administrative Agent to the Original Banks and the Borrowers, (ii) the instrument by which the Original Banks appoint First Chicago as the successor Agent, and (iii) the instrument by which First Chicago accepts such appointment.

     2.3 The definition of "Business Day" set forth in Article I of the Agreement is hereby amended to read in its entirety as follows:


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               "BUSINESS DAY" means a day other than a Saturday, Sunday or other day on which the Administrative Agent is not open to the public for carrying on substantially all of its banking functions in Chicago, Illinois.

     2.4 The definition of "Commitment" set forth in Article I of the Agreement is hereby amended to read in its entirety as follows:

               "COMMITMENT" means, with respect to each Bank, the commitment of each such Bank to make Loans and to participate in Letter of Credit Advances made through the Administrative Agent pursuant to Section 2.1, in amounts not exceeding in aggregate principal amount outstanding at any time the respective commitment amounts for each such Bank set forth next to the name of each such Bank on the signature pages hereof (or, in the case of First Chicago, on the signature page of the Amendment dated as of April 2, 1997 to this Agreement) or otherwise pursuant to Section 9.6, as such amounts may be reduced form time to time pursuant to Section 2.2.

     2.5 The definition of "Prime Rate" set forth in Article I of the Agreement is hereby deleted in its entirety, and all references to "Prime Rate" set forth in the Agreement or any other Loan Document shall be amended to read "Corporate Base Rate".

     2.6 Article I of the Agreement is hereby amended by inserting, in the proper alphabetical order, the following definitions:

               "Corporate Base Rate" shall mean a rate per annum equal to the corporate base rate of interest announced by First Chicago from time to time, changing when and as said corporate base rate changes.

               "First Chicago" means The First National Bank of Chicago in its individual capacity, and its successors.

     2.7 All references to the "Administrative Agent" in the Agreement and the other Loan Documents shall be deemed to refer to The First National Bank of Chicago in its capacity as Administrative Agent.

     2.8 All references to the "Swing Line Bank" in the Agreement and the other Loan Documents shall be deemed to refer to The First National Bank of Chicago in its capacity as the Swing Line Bank.

     2.9 All references to "NBD" or "NBD Bank", whether as a Bank, as Swing Line Bank or as Administrative Agent, in the Agreement and the other Loan Documents (except the


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references in Section 2.3 of the Agreement) shall be amended to read "First
Chicago" or "The First National Bank of Chicago" as appropriate.

     2.10 All references in the Agreement and the other Loan Documents to any address for notices to NBD, NBD Bank, the Swing Line Bank or the Administrative Agent shall be amended to read: "The First National Bank of Chicago, One First National Plaza, Chicago, Illinois 60670, Attn: David T. McNeela, Facsimile No:
(312) 732-2991, Facsimile Confirmation No.:  (312) 732-5730."

     2.11 The parties agree that the Borrowers shall pay to First Chicago as Administrative Agent, rather than to NBD, all fees provided for in Section 2.3(d) of the Agreement that have not yet been paid. NBD and First Chicago shall make such adjustments between themselves as they deem appropriate with respect to fees under Section 2.3(d) of the Agreement.

     2.12 Notwithstanding anything in this Amendment to the contrary, the Letters of Credit issued by NBD Bank as Administrative Agent under the Agreement that are outstanding as of the Amendment Effective Date (collectively the "NBD Letters of Credit" and individually an "NBD Letter of Credit") shall for all purposes on and after the Amendment Effective Date continue to be Letters of Credit under the Agreement in which each Bank shall have acquired a pro rata risk participation pursuant to Section 2.4(d), and constitute usage of the Commitments of the Banks, all as if such NBD Letters of Credit were issued by First Chicago as Administrative Agent under the Agreement, PROVIDED that: (a) in each instance in the Agreement and the other Loan Documents where there is a reference to the Administrative Agent as issuer of the Letters of Credit, such reference shall, with respect to the NBD Letters of Credit, continue to be deemed a reference to NBD Bank, which shall continue to have all the benefits of the Agreement with respect to the NBD Letters of Credit as if it were still the Administrative Agent thereunder; and (b) no NBD Letter of Credit shall be extended or renewed except pursuant to a Letter of Credit issued by First Chicago as the new Administrative Agent under the Agreement.

     3. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date first above written (the "Amendment Effective Date") upon the receipt by First Chicago, as the new Administrative Agent, of the following items, and completion of the following matters:

     (i) Counterparts of this Amendment duly executed by the Borrowers and the Required Banks (determined immediately prior to the occurrence of the Amendment Effective Date).

     (ii) NBD shall have endorsed its Revolving Credit Note and the Swing Line Note to First Chicago, or, if requested by First Chicago, the Borrowers shall have executed and delivered to First Chicago a Revolving Credit Note payable to the order of First Chicago in the amount of $36,000,000 and a Swing Line Note payable to the order of First Chicago in the amount of $15,000,000 (collectively the "New Notes"). Immediately upon receipt by First Chicago of the New Notes, NBD's Revolving Credit Note and Swing Line Note shall be deemed canceled; PROVIDED


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           that all accrued but unpaid interest thereon shall be deemed accrued and unpaid on the New Notes.

     (iii) Payment by First Chicago to NBD of the consideration for the assignment under Section 2.1 of this Amendment.

     (iv) Such other documents as the Agents or any Bank shall reasonably request.

     4. REPRESENTATIONS AND WARRANTIES. In order to induce the Banks and the Agents to enter into this Amendment, each Borrower represents and warrants that:

     4.1. The execution, delivery and performance by such Borrower of this Amendment and the New Notes are within its corporate or partnership, as the case may be, powers, have been duly authorized by all necessary corporate or partnership, as the case may be, action and are not in contravention of any law, rule or regulation, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority, or of the terms of such Borrower's charter or by-laws or partnership agreement, or of any contract or undertaking to which such Borrower is a party or by which such Borrower or its property is or may be bound or affected.

     4.2. This Amendment is, and the New Notes if and when issued will be, legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms.

     4.3. No consent, approval or authorization of or declaration, registration or filing with any governmental authority or any nongovernmental person or entity, including, without limitation, any creditor, stockholder or partner of such Borrower, is required on the part of such Borrower in connection with the execution, delivery and performance of this Amendment or the New Notes or the transactions contemplated hereby or thereby or as a condition to the legality, validity or enforceability of this Amendment or the New Notes.

     4.4. After giving effect to the amendments contained in this Amendment, the representations and warranties contained in Article IV of the Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

     5. RATIFICATION. Each of the Agreement and the other Loan Documents, as respectively amended hereby, shall remain in full fore and effect and is hereby ratified, approved and confirmed in all respects.

     6. REFERENCE TO AGREEMENT AND LOAN DOCUMENTS. From and after the Amendment Effective Date, each reference in the Agreement or any other Loan Document to "this Agreement", "herein", "hereof", or "hereunder" or words of like import, and all references to the Agreement or any other Loan Documents in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreement or such other Loan Document, as the case may be, as respectively amended by this Amendment.


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     7.    EXECUTION IN COUNTERPARTS.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     8. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.


                              CITATION CORPORATION, CITATION AUTO-
                              MOTIVE SALES CORP., MANSFIELD
                              FOUNDRY CORPORATION, IROQUOIS
                              FOUNDRY CORPORATION, OBERDORFER
                              INDUSTRIES CORP., BERLIN FOUNDRY
                              CORPORATION, CASTWELL PRODUCTS, INC.,
                              TEXAS STEEL CORPORATION, HI-TECH, INC.,
                              SOUTHERN ALUMINUM CASTINGS
                              COMPANY, BOHN ALUMINUM, INC., TEXAS
                              FOUNDRIES, LTD. by Texas Steel Corporation its General Partner, MABRY FOUNDRY COMPANY,
                              LTD. by Texas Steel Corporation its General
                              Partner, CITATION CASTINGS, INC., INTERSTATE
                              FORGING INDUSTRIES, INC., and INTERSTATE
                              SOUTHWEST, LTD. by Texas Steel Corporation its General Partner


                              By  /s/ R. Conner Warren
                                --------------------------------------------
                                R. Conner Warren, signing on behalf of each
                                of them as Vice President of each of them


                              TSC TEXAS CORPORATION

                              By  /s/ Stanley B. Atkins
                                -------------------------------------------
                                Stanley B. Atkins
                                Its President


                              ISW TEXAS CORPORATION


                              By  /s/ Stanley B. Atkins
                                ------------------------------------------
                                Stanley B. Atkins
                                Its President


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                              SOUTHTRUST BANK OF ALABAMA,
                              NATIONAL ASSOCIATION, as a Bank
                              and as the Collateral Agent


                              By  /s/ Alan T. Drennen, III
                                ------------------------------------------
                                Its Vice President


                              AMSOUTH BANK


                              By  /s/ Harry Waugh, III
                                ------------------------------------------
                                Its Vice President


                              BRANCH BANKING AND TRUST COMPANY


                              By  /s/ Thatcher L. Townsend III
                                ------------------------------------------
                                Its Vice President


                              NATIONAL CITY BANK, KENTUCKY


                              By  /s/ C.C. Tate
                                ------------------------------------------
                                Its Vice President


                              SUNTRUST BANK, ATLANTA


                              By  /s/ John R. Frazer
                                ------------------------------------------
                                   Its Vice President
                                      ------------------------------------
                              and By  /s/ Jeffrey A. Howard
                                    --------------------------------------
                                   Its Assistant Vice President
                                      ------------------------------------


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                              NATIONAL BANK OF CANADA


                              By  /s/ William L. Benning
                                ------------------------------------------
                                   Its Vice President

                              and By
                                    --------------------------------------
                                   Its Vice President


                              MERCANTILE BANK OF ST. LOUIS
                              NATIONAL ASSOCIATION


                              By  /s/ Timothy W. Hassler
                                --------------------------------------------
                                   Its   AVP
                                      ------------------------------------


                              DEPOSIT GUARANTY NATIONAL BANK


                              By /s/ David L. Castilaw, Senior Vice President
                                ---------------------------------------------
                                   Its Vice President

     Commitment Amount:       THE FIRST NATIONAL BANK OF
     $36,000,000              CHICAGO, individually as a Bank and as
     Percentage of Total      Administrative Agent
     Commitments:
     15.6521739%
                              By  /s/ David L. McNeela
                                ------------------------------------------
                                   Its Authorized Agent

                              NBD BANK,
                              as exiting Bank and former Administrative
                              Agent

                              By:  /s/ David L. McNeela
                                 -----------------------------------------
                                   Its Authorized Agent


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